UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                          Commission File No. 33-18978

                         TEL-INSTRUMENT ELECTRONICS CORP
                 ----------------------------------------------
                (Name of Registrant as specified in its charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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                                                                             1

                         Tel-Instrument Electronics Corp
                                 728 Garden St.
                               Carlstadt, NJ 07072

--------------------------------------------------------------------------------

                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                December 16, 2009

     The Annual Meeting of shareholders of Tel-Instrument Electronics Corp will be held at the Company's principal office, 728 Garden St., Carlstadt, NJ, on Wednesday, December 16, 2009 at 4:00 p.m. EST, for the following purposes, as more fully described in the accompanying Proxy Statement:

          1.   To elect six directors for one year terms.

          2. To ratify the appointment of BDO Seidman, LLP as the Company's Independent Registered Public Accounting firm for the fiscal year ended March 31, 2010.

          3. To act upon such other business as may properly come before the meeting, or at any adjournment or postponement thereof.

     Shareholders of record at the close of business on November 16, 2009, are entitled to notice of, and to vote at, the meeting, or at any adjournment thereof.

     We hope that you are able to attend our Annual Meeting.

     Whether or not you plan to attend the meeting in person, please vote as soon as possible by marking, dating, and signing the enclosed proxy card exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised, in the manner set forth in the Proxy Statement, and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter properly brought before the meeting.

     This Proxy Statement and the accompanying form of Proxy Card are being mailed beginning on or about November 20, 2009 to Stockholders entitled to vote. The Company's 2009 Annual Report on Form 10-K and quarterly report on Form 10-Q for the September 30, 2009 quarter, which contain consolidated financial statements, are being mailed with this Proxy Statement, but are not a part of the proxy soliciting materials.

          Important   Notice   Regarding  the  Availability  of  Proxy
          Materials for the Annual Meeting of Stockholders to be held on December 16, 2009.

This proxy statement, Annual Report on Form 10-K for 2009 and Quarterly Report on Form 10-Q for the period ended September 30, 2009 are available at our corporate website at www.telinstrument.com under "Company" and then go to "Investor Relations".

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/  Harold K. Fletcher
                                            -----------------------------------
                                                 Harold K. Fletcher
                                                 Chairman of the Board


Carlstadt, NJ
November 20, 2009

                                TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING.................................4
   Proxies.....................................................................4
   Record Date and Outstanding Common Stock....................................4
   Voting and Solicitation.....................................................5
   Revocability of Proxies.....................................................5
   Householding of Proxy Materials.............................................6

PROPOSAL NO. 1 - ELECTION OF DIRECTORS.........................................6
   General.....................................................................6
   Vote Required...............................................................6
   Information Regarding the Nominees..........................................7

CORPORATE GOVERNANCE, BOARD MEETINGS AND COMMITTEES............................8
   Code of Conduct.............................................................8
   Audit Committee.............................................................8
   Compensation Committee......................................................9
   Nominating Committee.......................................................10
   Compensation of Independent Directors......................................11
   Compliance with Section 16(a) of the Exchange Act..........................11

PROPOSAL NO. 2 -RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.............................................12

   Fees Paid to BDO Seidman, LLP..............................................12
   Audit Committee Pre-Approval Policy of Audit and Permissible
   Non-Audit Services.........................................................12

SECURITY OWNERSHIP............................................................14

EXECUTIVE COMPENSATION........................................................15
    Summary Compensation Table ...............................................15
     Processes and Procedures.................................................15
     Incentive Plan ..........................................................17
     Outstanding Equity Awards at Fiscal Year End Table.......................18
     Options Exercised During Fiscal Year 2009................................18
     Grants of Plan-Based Awards for Fiscal Year 2009 ........................19


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................19

SHAREHOLDER PROPOSALS.........................................................20

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                         Tel-Instrument Electronics Corp
                                 728 Garden St.
                               Carlstadt, NJ 07072

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                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                December16, 2009

--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING
                 ----------------------------------------------

Proxies
-------

          This Proxy Statement is furnished in connection with the solicitation of proxies by Tel-Instrument Electronics Corp (the "Company" or "Tel") for use at the annual meeting of shareholders to be held at 4:00 p.m. EST, on Wednesday, December 16, 2009 at the Company's facilities at 728 Garden St., Carlstadt, NJ, or at any adjournment or postponement thereof. The Annual Report, which includes our audited financial statements for the fiscal year ended March 31, 2009, and our Quarterly Report for the quarter ended September 30, 2009, have been mailed to you with this Proxy Statement, but are not part of the proxy soliciting material.

          You may vote at the meeting in person or by proxy. We recommend that you vote by proxy, even if you plan to attend the meeting. You can always change your vote at the meeting. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for some, all, or none of the director candidates. You may also vote for or against other proposals, or you may abstain from voting.

          All shares of common stock represented at the meeting by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the annual meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed and returned proxies, on which no specification has been made, will be voted for the election of the nominees for director named herein, and for the ratification of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2010. If any other matters are properly presented at the annual meeting for action, including a question of adjourning or postponing the annual meeting from time to time, the persons named in the proxies and acting thereunder, will have discretion to vote on such matters in accordance with their best judgment. The Company is unaware of any matters which will be submitted to Shareholders for action, other than as stated in the Proxy card.

          The Notice of Annual Meeting, this Proxy Statement, and the related proxy card are first being mailed to shareholders on or about November 20, 2009.

Record Date and Outstanding Common Stock
----------------------------------------

          The Board of Directors has fixed the close of business on November 16, 2009, as the Record Date for determining the holders of outstanding common stock entitled to notice of, and to vote at, the annual meeting. On that date, there were 2,601,261 shares of common stock issued, outstanding, and entitled to vote.

Voting and Solicitation
-----------------------

          Each shareholder is entitled to one vote, exercisable in person or by proxy, for each share of common stock held of record on the record date. Shareholders are entitled to vote their shares for each proposal and for each nominee, and cumulative voting is not permitted. Shareholders may vote separately for each nominee.

          If your shares are held by a bank, brokerage firm or other nominee, you are considered the "beneficial owner" of those shares held in "street name". If your shares are held in street name, these proxy materials are being forwarded to you by your bank, brokerage firm or nominee (the "Record Holder"), along with a voting instruction card. As the beneficial owner, you have the right to direct the Record Holder how to vote your shares, and the Record Holder is required to follow your instructions. If you do not give instructions to your bank, broker or nominee, it will nevertheless be entitled to vote your shares in its discretion on the election of directors and ratification of the independent auditors, but will not be permitted to vote on any other non-routine matters which may be submitted at the meeting, and your shares will be considered broker non-votes on these matters, if any. Broker non-votes on a proposal are shares held by brokers that do not have discretionary authority to vote on the matter, have not received voting instructions from their clients and do not vote on specific proposals.

          The presence in person or by proxy, of a majority of the shares of common stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at a meeting. An affirmative vote of a majority of the shares of common stock present in person or by proxy, at a meeting where there is a duly constituted quorum is necessary to adopt any matter submitted for vote. All votes will be tabulated by the inspector of election for the meeting appointed by the Directors and who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

          Proxies on which no specification has been made will be counted for quorum purposes and voted for the election of the nominees listed below, and the ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm, and, if any, for other matters that are properly raised at the meeting, we will use our best judgment to vote your proxy. As of the date of this Proxy Statement, we are unaware of any other matters to be voted on. If you mark the Proxy Card indicating withholding of your vote, the equivalent to abstaining, your proxy will be counted in determining the quorum, but will not be a vote cast and, therefore, it will have the effect of a vote cast "against" the proposal.

          Tel will pay the expenses incurred in connection with the solicitation of proxies, and we are soliciting proxies principally by mail. In addition, directors, officers, and regular employees may solicit proxies, personally or by telephone, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of shares of common stock held by them, as of the record date, and will reimburse such persons for their reasonable expenses so incurred.

Revocability of Proxies
-----------------------

          Any shareholder who executes and returns a proxy may revoke it at any time before it is voted by (a) executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary before the vote at the meeting, (b) filing a written notice of revocation bearing a later date than his proxy, with our Corporate Secretary, before the vote at the meeting, or (c) appearing in person at the meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Tel-Instrument Electronics Corp, 728 Garden St., Carlstadt, NJ 07072, Attn: Joseph P. Macaluso.

Householding of Proxy Materials
-------------------------------

          To reduce printing costs and postage fees of sending duplicate proxy materials, we have adopted a practice approved by the Securities and Exchange Commission ("SEC") called "householding." Under this practice, stockholders who have the same address and last name and who do not participate in electronic delivery of proxy materials, will receive only one copy of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

          If you share an address with another stockholder and receive only one set of proxy soliciting materials and would like to request a separate copy of these materials, please send your request to the Company, 728 Garden Street, Carlstadt, NJ 07072, Attn: Joseph P. Macaluso. We will deliver the requested documents promptly upon your request.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS
                      -------------------------------------

General
-------

          The Board consists of six directors elected annually. The six director candidates named below have been nominated for one-year terms. Please see "Nominating Committee" below for the Company's nominating procedures.

          Each candidate currently serves as a director. None of the candidates, except Harold K. Fletcher, Chairman of the Board and CEO of the Company and Jeffrey O'Hara, President and COO are employed by the Company; Messrs. Leon, Rice, and Walker are independent as defined in the rules of the NYSE Amex. Mr. Melnick was a Vice president of the Company until September 2009. Directors are elected annually, and until their successors have been elected and qualified.

          Pursuant to the By-Laws, the directors may elect a director to fill a term until the following Annual Meeting of Shareholders, provided that there is an opening.

          It is intended that votes will be cast pursuant to the enclosed proxy card for the election of the nominees listed in the table below, except for those proxies that withhold such authority. Shareholders do not have cumulative voting rights with respect to the election of directors, and each proxy will be voted for each of the six nominees (unless authority is withheld). If any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the proxies may recommend in the place of such nominee. We have no reason to believe that any of the nominees will not be candidates or will be unable to serve.

Vote Required
-------------

          The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting, where a quorum is present, shall be elected to the Board of Directors. (The number of shares voted "For" a nominee must exceed the number of shares voted "Against" that nominee.) The officers and directors, who own over 50% of the outstanding Common Stock (See "Security Ownership" below), have stated that they will vote their shares for the six nominees listed below. The Board of Directors recommends that shareholders vote FOR each of the nominees listed below. Unless you indicate otherwise, your proxy will be voted for the election of the nominees listed below.

Information Regarding the Nominees


                                                                        Director
     Name (age)                   Position                                Since
     ----------                   --------                                -----

     Harold K. Fletcher (1)       Chairman of the Board,                   1982
       (84)                       Chief Executive Officer of
                                  the Company since 1982;

     Jeffrey C. O'Hara, CPA (1)   Director; President since August 2007;   1998
       (51)                       Chief Operating Officer
                                  since April 2006; and Vice President
                                  of the Company since August, 2005.
                                  Independent Financial Consultant
                                  from 2001; Chief  Financial
                                  Officer from 1999-2000
                                  of Alarm Security Group;

     George J. Leon               Director; an Investment                  1986
       (65)                       Manager and beneficiary of
                                  the George Leon Family Trust
                                  (investments) since 1993;

     Robert J. Melnick            Director; Vice President of              1998
       (75)                       the Company from 1999 until
                                               September 2009; Marketing
                                  and Management Consultant for
                                  the Company since 1991;

     Robert A. Rice               Director; President and                  2004
        (54)                      Owner of Spurwink Cordage, Inc since
                                  1998 (textile manufacturing).

     Robert H. Walker             Director; Member of Board of             1984
        (73)                      Directors of Robotic Vision
                                  Systems, Inc. (RVSI), 1990-2005
                                  Executive Vice President of RVSI,
                                  1983-1998.


            (1) Mr. O'Hara is the son-in-law of Mr. Harold K. Fletcher.

               CORPORATE GOVERNANCE, BOARD MEETINGS AND COMMITTEES
               ---------------------------------------------------

          The Board of Directors is responsible for supervision of the overall affairs of the Company. The Board held 7 meetings during the fiscal year 2009, and each of the incumbent directors attended all of the meetings. The Company expects directors to attend all Board, Committee, and Shareholder meetings. Three of the six Directors, Messrs Leon, Rice and Walker, are independent under the Rules of the NYSE Amex (the "NYSE Amex").

          To assist it in carrying out its duties, the Board has delegated certain authority to committees. The Board has established standing Audit and Compensation Committees, and has delegated nominating responsibility to the three Directors who are independent under the Rules of the NYSE Amex ("NYSE Amex Rules"). Our Audit and Compensation Committees consist of only independent, non-employee directors.

Code of Conduct
---------------

          The Company has had corporate governance standards and policies, regulating officer, director and employee conduct for many years. In fiscal 2004, we reviewed our standards and policies and incorporated them into our new Code of Business Conduct, which we believe satisfies the rules promulgated by the SEC and the NYSE Amex. The Code applies to all employees, including our Chief Executive Officer, Chief Operating Officer and our Principal Accounting Officer, and is available to any shareholder free of charge, by submitting a written request to the Company, 728 Garden Street, Carlstadt, NJ 07072, Attn:
Joseph P. Macaluso.

Audit Committee
---------------

          The Board of Directors established a separately designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and of the Rules of The NYSE Amex. The Audit Committee is comprised of Messrs. Walker (Chairman), Leon, and Rice. Messrs. Walker, Leon, and Rice are independent, as that term is defined under the Securities Exchange Act of 1934, and Mr. Walker is a financial expert as defined in that act. Mr. Walker served as director and Executive Vice President of Robotic Vision Systems, Inc., a reporting company, and as its principal financial officer for over 15 years.

          The Audit Committee reviews the Company's financial statements, and oversees the Company's accounting, audits, internal controls, and adherence to its Business Conduct Guidelines. The Committee also appoints and recommends to the Board of Directors the Company's independent registered public accounting firm and reviews and evaluates the independent registered public accountants' compensation, services performed, and procedures for ensuring its independence with respect to the Company. The Board of Directors has adopted a written charter for the Audit Committee.

          During fiscal 2009, all three members of the Committee attended all 5 of the Audit Committee meetings. In the opinion of the Board, and as "independent" is defined under NYSE Amex Rules, Messrs. Walker, Leon and Rice are independent of management and free of any relationship which might interfere with their exercise of independent judgment as members of this committee.

Audit Committee
---------------

          The Audit Committee has: (i) reviewed and discussed with management the Company's audited financial statements for the fiscal year ended March 31, 2009; (ii) discussed with BDO Seidman the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and the letter from BDO Seidman required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO Seidman's communications with the Audit Committee concerning independence; and (iv) discussed with BDO Seidman its independence from the Company. The Audit Committee has also discussed with management of the Company and BDO Seidman such other matters and received such assurances from them as it deemed appropriate. The Audit Committee meets regularly with management and BDO Seidman, and then with BDO Seidman without management present, to discuss the result of BDO Seidman's examination, the evaluation of the Company's internal control over financial reporting and the overall quality of the Company's accounting.

          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements for the fiscal year ended March 31, 2009 be included in the Company's Annual Report on Form 10-K for filing with the SEC.

                                            Audit Committee of the
                                            Board of Directors

                                            Robert H. Walker, Chairman
                                            George J. Leon
                                            Robert A. Rice


Compensation Committee
----------------------

          The Compensation Committee, consists and consisted during fiscal 2009 of George J. Leon, Robert A. Rice and Robert H. Walker, is responsible for (1) reviewing and evaluating employee stock and other compensation programs and plans, (2) determining the compensation of the Chief Executive Officer, and (3) approving compensation arrangements, including Keyman incentive compensation and stock option grants, for management and other employees. The Board created the Compensation Committee by resolution giving it the foregoing authority, but the committee does not have a written charter.

          The Compensation Committee met 2 times during the 2009 fiscal year; Messrs. Leon Rice and Walker attended all of the meetings. Messrs. Leon, Rice and Walker are independent, as defined in the NYSE Amex Rules. See "Executive Compensation" below for a discussion of the Committee's processes and procedures for reviewing and determining compensation.

Nominating Committee
--------------------

          The Board of Directors designated George J. Leon, Robert A. Rice and Robert H. Walker, each of whom is not an employee of the Company, and is an independent director under NYSE Amex Rules, to act as a Nominating Committee of the Board pursuant to a "Procedures Resolution" adopted by the Board.

          The Board directed that candidates for director should have a commitment to enhancing long term shareholder value and possess a high level of personal and professional ethics and sound business judgment. In addition, they should have (a) experience in business, finance, technology or administration,
(b) familiarity with the Company, its technology, business and industry, and (c) appreciation of the relationship of the Company's business to changing needs in our society. In order to identify director candidates, the Committee relies on its and the Board's personal business experience and contacts, and its evaluation of any recommended candidates. The Committee does not intend to retain consultants to identify candidates, or to pay fees in this connection.

          The Board of Directors unanimously concluded that it is not appropriate to have a specific policy with regard to shareholder communications to the Board or to director candidates recommended by Shareholders, because (a) the officers and directors own over 50% of the outstanding shares, (b) the remaining shares are limited and relatively widely held, and (c) Shareholders have not submitted recommendations or comments in the past. The Nominating Committee will consider any shareholder communication and any recommendations, if made in accordance with the following paragraph, by Shareholders owning more than 5% of the outstanding stock for over 1 year, and will make its recommendations for nominees based on the criteria set forth above. No shareholder recommendations were received in connection with the Annual Shareholders' Meeting scheduled for December 16, 2009.

          If a shareholder (or shareholders), who has owned at least 5% of the outstanding Common Stock, for at least 1 year, wishes to submit to the Nominating Committee a recommendation for a nominee as a director, for consideration in connection with the 2010 annual meeting, they may send their recommendation to the Company, Attention: Joseph P. Macaluso, not later than August 18, 2010. The written recommendation must (a) identify the nominee, (b) identify the shareholder or shareholders making the recommendation, (c) provide a written consent of both the recommending shareholder and the recommended nominee to be identified in the Proxy Statement, and (d) provide proof that the security holder or group satisfies the ownership and holding period specified above. The Committee will consider shareholder recommendations, but is not obligated to submit the recommendations to the Board or the shareholders. (See "Shareholder Proposals" below.)

          The six candidates for Directors being submitted to Shareholders pursuant to this Proxy Statement were recommended to the Board by the Nominating Committee.

Compensation of Independent Directors

          Directors who are not employees or officers of the Company receive $1,250 in cash and options, at the then market price, to purchase 1,000 shares of common stock for attendance at each in-person meeting and $625 in cash and options to purchase 500 shares for attendance at each formal telephonic meeting of the Board or of a standing committee. During fiscal year 2009 non-employee directors received the following compensation pursuant to this plan.

----------------- -------------------- ---------------------- ---------
     Name          Cash Compensation    Option Awards ($)(1)   Total $
     ----          -----------------    --------------------   -------
----------------- -------------------- ---------------------- ---------
George J. Leon                $8,750                 $9,334    $18,084
----------------- -------------------- ---------------------- ---------
Robert A. Rice                $8,750                 $9,334    $18,084
----------------- -------------------- ---------------------- ---------
Robert H. Walker              $8,750                 $9,334    $18,084
----------------- -------------------- ---------------------- ---------

(1) Amounts in this column represent the fair value required by FASB 123R to be included in our financial statements for each option granted during fiscal year 2009.
(2) Total outstanding options for all three outside directors were 96,000 at March 31 2009.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

          Section 16(a) of the Exchange Act requires reports to be filed with the SEC, relating to stock ownership of officers, directors, and beneficial owners of 10% or more of the Company stock. For the fiscal year ended March 31, 2009, the Company believes, based on reports filed with it, that all required reports under Section 16(a) have been filed.

           PROPOSAL 2: RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP
           -----------------------------------------------------------
                AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                ------------------------------------------------

          BDO Seidman, LLP currently serves as the Company's independent registered public accounting firm and that firm conducted the audit of the Company's consolidated financial statements for the fiscal years ended March 31, 2009 and 2008. The Audit Committee has appointed BDO Seidman, LLP to serve as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending March 31, 2010 and recommended to the Board that its appointment be submitted to the shareholders for ratification. The Board concurred with this appointment and recommendation. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

          A representative of BDO Seidman, LLP is expected to attend the meeting and will be available to answer stockholder questions, and will have the opportunity to make a statement, if he or she wishes to do so.

Fees Paid to BDO Seidman
------------------------

          For the fiscal years ended March 31, 2009 and 2008, professional services were performed by BDO Seidman, LLP, and fees were paid to it by the Company, as follows:

                                                          2009        2008
                                                          ----        ----
              Audit Fees and Expenses                 $105,000    $102,200
              Audit-Related Fees                          --          --
                                                      --------    --------
              Total Audit and Audit-Related Fees       105,000     102,200
              Tax Fees                                    --          --
              All Other Fees                              --          --
                                                      --------    --------
                                       Total          $105,000    $102,200
                                                      ========    ========


Audit Fees. This category includes the audit of the Company's consolidated financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q. It also includes advice on accounting matters which arose during, or as a result of, the audit or the review of interim financial statements, and services which are normally provided in connection with regulatory filings, or in an audit engagement.

Audit Related Fees, Taxes and Other Fees. No fees under these categories were paid to BDO Seidman, LLP in 2009 and 2008.

Audit Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services
-------------------------------------------------------------------------------

The Audit Committee has established a policy which requires it to specifically pre-approve all audit and permissible non-audit services, including audit-related and tax services, if any, to be provided by the independent registered public accountant. Preapproval is generally provided for up to one year and is detailed as to the particular service or category of service to be performed, and is subject to a detailed budget. The auditor and management are required to report periodically to the Audit Committee regarding the extent of services performed and the amount of fees paid to date, in accordance with the pre-approval.

The Audit Committee approved the Auditors' fees in fiscal years 2008 and 2009 described above.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY, PROVIDING THAT A QUORUM CONSISTING OF A MAJORITY OF OUTSTANDING SHARES IS PRESENT, WILL RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP. THE OFFICERS AND DIRECTORS, WHO OWN OVER 50% OF THE OUTSTANDING STOCK, HAVE STATED THAT THEY WILL VOTE THEIR SHARES FOR RATIFICATION. UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL BE VOTED "FOR" RATIFICATION.

                               SECURITY OWNERSHIP
                               ------------------

The following table sets forth information known to the Company with respect to the beneficial ownership as of November 4, 2009, of the Company's Common Stock, $.10 par value, of (i) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director and nominee,
(iii) the named Officers, and (iv) all current directors and executive officers as a group.


                                             Number of Shares        Percentage
     Name and Address                        Beneficially Owned      of Class(1)
     ----------------                        ------------------      -----------

     Named Directors and Officers
     ----------------------------

     Harold K. Fletcher, Director                650,602    (2)         26.2%
     and Chief Executive Officer
     728 Garden Street
     Carlstadt, NJ 07072

     George J. Leon, Director                    380,467    (3)         15.3%
     116 Glenview
     Toronto, Ontario, Canada M4R1P8

     Robert J. Melnick, Director                  47,600    (4)          1.9%
     57 Huntington Road
     Basking Ridge, NJ  07920

     Jeffrey C. O'Hara, Director                 185,600    (5)          7.5%
                 and President
     853 Turnbridge Circle
     Naperville, IL 60540

     Robert A. Rice, Director                    102,804    (6)          4.1%
     5 Roundabout Lane
     Cape Elizabeth, ME 04107

     Robert H. Walker, Director                   66,083    (7)          2.7%
     27 Vantage Court
     Port Jefferson, NY 11777

     Donald S. Bab, Secretary                     82,034                 3.3%
     770 Lexington Ave.
     New York, New York 10021

     Marc A. Mastrangelo                          10,800    (8)          0.4%
     136 Poplar Avenue
     Pompton Lakes, NJ 07442

     All Officers and Directors                1,525,990    (9)         59.9%
     as a Group (8 persons)

      Hummingbird Management, LLC                140,600    (10)         5.9%
      460 Park Avenue
      New York, NY 10022

     (1) The class includes 2,601,261 shares outstanding plus shares outstanding under Rule 13d-3(d)(1) under the Exchange Act. The common stock, deemed to be owned by the named parties, includes stock which is not outstanding but is subject to currently exercisable options held by the individual named. The foregoing information is based on reports made by the named individuals.

     (2) Includes 24,681 shares owned by Mr. Fletcher's wife, and 4,254 shares owned by his son. Mr. Fletcher disclaims beneficial ownership of the shares owned by his wife and son.

     (3) Includes 299,517 shares owned by the George Leon Family Trust, of which Mr. Leon is a beneficiary and 15,100 shares subject to currently exercisable stock options. Mr. Leon acts as a manager of the trust assets pursuant to an informal family, oral arrangement and disclaims beneficial ownership of the shares owned by the Trust.

     (4) Includes 10,000 shares subject to currently exercisable stock options owned by Mr. Melnick.

     (5) Includes 9,000 shares subject to currently exercisable stock options owned by Mr. O'Hara.

     (6) Includes 15,700 shares subject to currently exercisable stock options owned by Mr. Rice.

     (7) Includes 12,000 shares subject to currently exercisable stock options owned by Mr. Walker.

     (8) Includes 7,800 shares subject to currently exercisable stock options owned by Mr. Mastrangelo.

     (9) Includes 69,600 shares subject to currently exercisable options held by all executive officers and directors of the Company (including those individually named above).

     (10) Based on Schedule 13D filed with the SEC on February 26, 2008 and furnished to the Company.



                             EXECUTIVE COMPENSATION
                             ----------------------

The following table presents information regarding compensation of our principal executive officer, and the two most highly compensated executive officers other than the principal executive officer for services rendered during fiscal years
2009 and 2008.

Summary Compensation Table
--------------------------

     ------------------------------- ------- ------------- --------------- ------------- ------------------- ----------

      Name and Principal Position    Fiscal  Salary ($)      Incentive       Option          All Other       Total
                                     Year        (1)          ($) (2)      Awards ($)     Compensation $       ($)
                                                                               (3)              (4)
     ------------------------------- ------- ------------- --------------- ------------- ------------------- ----------
     Harold K. Fletcher, CEO (6)      2009       159,000           6,000           -0-               7,372    172,372
     ------------------------------- ------- ------------- --------------- ------------- ------------------- ----------
                                      2008       159,000             -0-           -0-               7,613    166,613
     ------------------------------- ------- ------------- --------------- ------------- ------------------- ----------

     ------------------------------- ------- ------------- --------------- ------------- ------------------- ----------
     Jeffrey C. O'Hara,               2009       130,770           6,000        21,573              16,846    175,189
     President  (8)
     ------------------------------- ------- ------------- --------------- ------------- ------------------- ----------
                                      2008       113,500             -0-        26,175              14,425    154,100
     ------------------------------- ------- ------------- --------------- ------------- ------------------- ----------

     ------------------------------- ------- ------------- --------------- ------------- ------------------- ----------
     Marc A. Mastrangelo,  Vice       2009       128,097           6,000        19,640              15,667    169,404
     President - Operations
     ------------------------------- ------- ------------- --------------- ------------- ------------------- ----------
                                      2008       123,000             -0-           -0-          26,049 (5)    149,049
     ------------------------------- ------- ------------- --------------- ------------- ------------------- ----------

     (1) The amounts shown in this column represent the dollar value of base cash salary earned by each named executive officer ("NEO").

     (2)  As  awarded  by  the  Compensation   Committee.   (See  processes  and
          procedures below). No incentive  compensation was made to the NEO's in
          2008.

     (3) Amounts in this column represent the fair value required by FASB 123R to be included in our financial statements for all options granted during that year, as disclosed in the Financial Statements and Notes included in our Annual Report on Form 10-K for the period ended March
          31, 2009.

     (4) The amounts shown in this column represent amounts for medical and life insurance as well as the Company's match in the 401(k) Plan.

     (5) Includes 3,000 shares of stock issued in lieu of compensation with a fair value of $11,700.

     (6) See Note 9 to Notes to Consolidated Financial Statements in Form 10-K for description of notes previously issued to Mr. Fletcher.

     (7) Robert J. Melnick, Vice President (during 2009) and director, served pursuant to a consulting contract that provided $73,370 and $85,090 in compensation for the fiscal years ended March 31, 2009 and 2008, respectively.

     (8) Mr. O'Hara's employment arrangement calls for an annual salary of $140,000 and stock options for 15,000 shares of common stock.

Processes and Procedures
------------------------

The Compensation Committee recommends to the Board, compensation for all employees, including executive officers. Employee directors are not compensated as Directors and the compensation for non-employee directors is determined annually by the entire Board.

The Committee evaluates the performance of the executive officers on an ongoing basis during the year. Management submits a proposal near the end of the year for annual compensation of all employees, including executives, based on its evaluation of the employee's performance and contribution to the Company. The proposal recommends salary levels, keyman incentive awards, and stock option

                                                                              16


grants. The Committee considers management's evaluation of each executive as well as the Committee's own evaluation of his performance and published information on compensation for similar positions in competitive businesses. Because the Company is small and the executives are critical to its business success, compensation is also based on overall business success.

The Compensation Committee independently evaluates the performance of the CEO and determines the CEO's salary, bonus and stock option grant. The Compensation Committee sets qualitative objectives and responsibilities for the CEO consistent with the Corporation's business model. These include creating shareholder value through a balanced focus on long-term returns on capital employed, earnings per share and total shareholder return; developing the long-term business strategy and assessing the effectiveness of the Corporation's management development and succession planning process across the organization; ensuring that every business line develops and meets high standards of safety, health, environmental performance as well as high ethical standards and compliance with applicable legal requirements; stewardship and enforcement on internal business controls; communicating effectively with all the Corporation's stockholders, and working effectively with the Board in the pursuit of all these objectives.

The Committee does not delegate any of its responsibility and uses consultants only as a source of information about compensation in comparable businesses.

Incentive Plan

The Company has a key man incentive compensation program. Each year the Compensation Committee determines a percentage of operating profits to be distributed among senior employees, including executive officers. The percentage determined is based on the general performance of the Company, and the amount of operating profits available for shareholders and for reinvestment in the business. This element of compensation provides an incentive for short-term performance.

The percentage of operating profits so determined is then distributed to senior employees, including executive officers and to a category entitled "other", based on (a) the amount of the employee's base salary, (b) his contribution to the Company, (c) the results of that contribution, (d) an estimated amount of his "special effort" on behalf of the Company, (e) his technical expertise, leadership, and management skills, and (f) the level of the overall compensation paid employees performing similar work in competitive companies.



Outstanding Equity Awards at Fiscal Year End Table
--------------------------------------------------


The following table sets forth the outstanding employee stock option equity grants held by the named executive officers at the end of the 2009 fiscal year.
The option exercise price set forth in the table is based on the closing price on the date of grant.

-------------------------- ------------------------- ------------------------- ---------------------- --------------------
                            Number of Securities      Number of Securities
                            --------------------      --------------------
          Name             Underlying Unexercised    Underlying Unexercised
          ----             ----------------------    ----------------------
                                 Options (#)               Options (#)           Option Exercise      Option Expiration
                                 -----------               -----------           ---------------      -----------------
                                 Exercisable            Unexercisable (1)           Price ($)                Date
                                 -----------            -----------------           ---------                ----
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
Harold K. Fletcher                 15,000                      -0-                    $3.74                12/08/09
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
Jeffrey C. O'Hara                   7,500                      -0-                $2.85 - $3.70       5/15/09 - 12/08/09
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
                                   18,500                      -0-                $3.55 - $4.25       1/28/10 - 8/15/10
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
                                    6,000                     9,000                   $3.70                9/17/12
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
                                     -0-                     15,000                   $3.58                3/02/14
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
Robert J. Melnick                  10,000                      -0-                    $3.40                12/08/09
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
                                     -0-                      2,500                   $3.89                3/18/14
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
Marc A. Mastrangelo                 3,000                      -0-                    $3.40                12/08/09
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
                                    2,400                     1,600                   $3.55                 2/28/09
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
                                    2,400                     3,600                   $3.35                1/24/12
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
                                     -0-                      5,000                   $3.58                3/02/14
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
                                     -0-                      8,000                   $3.89                3/18/14
-------------------------- ------------------------- ------------------------- ---------------------- --------------------
-------------------------- ------------------------- ------------------------- ---------------------- --------------------

(1) Options are exercisable, on a cumulative basis, 20% at or after each of the first, second, and third anniversary of the grant and an additional 40% after the fourth year anniversary.

Options Exercised During Fiscal Year 2009
-----------------------------------------


The following table sets forth the number of shares acquired upon exercising options awards by our named executive officers ("NEOs") during fiscal year 2009.

     ---------------------------- ----------------------- -------------------------------------
                                    Number of shares
                                    ----------------
                                      acquired on
                                      -----------
     Name                              excercise              Value realized on exercise (1)
     ----                              ---------              ------------------------------
     ---------------------------- ----------------------- -------------------------------------
     Jeffrey C. O'Hara                    9,000                         $13,500
     ---------------------------- ----------------------- -------------------------------------

(1) Value stated calculated by subtracting the exercise price from the market value at time of exercise.

Options granted to NEOs are consistent with the terms of options granted to other employees pursuant to the Employee Stock Option Plans. Options granted to NEOs may be tax sheltered to the grantee, and their cost constitutes a current charge to the Company (see Notes 2 and 13 to the Financial Statements included in the Company's Annual Report of Form 10-K for the fiscal year ended March 31,
2009).

                                                                            18




Grants of Plan-based Awards Table for Fiscal Year 2009
------------------------------------------------------

The following table sets forth information on stock options granted during or for the 2009 fiscal year to our named executive officers.

------------------------- ----------- ---------- -------------------- --------------------- ---------------------
         Name             Approval    Grant      All Other Option      Exercise or Base      Grant date Fair
                                                 Awards: Number of     Price of Option
                                                     Shares of              Awards           value of option
                            Date        Date         Stock (#)             ($/Share)            Awards ($)
------------------------- ----------- ---------- -------------------- --------------------- ---------------------
Jeffrey C. O'Hara         03/02/09    03/02/09         15,000                $3.58                $21,573
------------------------- ----------- ---------- -------------------- --------------------- ---------------------
Marc A. Mastrangelo       03/02/09    03/02/09          5,000                $3.58                $7,191

                          03/18/09    03/18/09          8,000                $3.89                $12,449
------------------------- ----------- ---------- -------------------- --------------------- ---------------------
The exercise price of the options  granted was the fair market value at the date of grant of the shares underlying such options.  The estimated fair value of the
shares  underlying  such  options  was  determined   utilizing  the  methodology
described in Note 13 of the notes to the consolidated financial statements.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

Any corporate transaction which involves a related person must be approved by the independent directors as being fair and reasonable to the Corporation and its shareholders. Any such approval would be included in the minutes of the Board of Directors. There were no such transactions during the last fiscal year that would be required to be reported under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission. See Notes 5 and 6 to
"Summary Compensation Table" above.

                                                                            19

                              SHAREHOLDER PROPOSALS
                              ---------------------

Proxy Materials
---------------

     If a shareholder wishes to present a proposal for inclusion in the proxy materials for the 2010 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive officers of Tel-Instrument Electronics Corp, 728 Garden St., Carlstadt, NJ 07072, Attn: Joseph P. Macaluso, no later than August 18, 2010. All proposals must conform to the rules and regulations of the Securities and Exchange Commission. See "Nominating Committee" above.

Annual Meeting
--------------

     A shareholder must give written notice to the Company of a proposal, not subject to SEC Rule 14a-8, or of a nomination, which the shareholder intends to submit at the annual meeting, at least 45 days before the anniversary of the date on the prior year's Proxy Statement. If the Company does not receive such written notice, prior to such 45 day period, all Proxy cards will be voted at the meeting, as directed by the Board of Directors, in respect of such proposal or nomination.

     No shareholder proposals or notices were received in connection with the 2009 meeting.

     To be timely for the 2010 Annual Meeting, written notice must be received by the Company at the above address, prior to November 1, 2010.

Shareholder Communications
--------------------------

Any shareholder wishing to communicate with the Board of Directors may send a written communication, stating their name, the amount and duration of their share ownership and the substance of their communication to the Company at the address stated above under "Proxy Material" and the communication will be distributed to each director.

          ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q
          ------------------------------------------------------------

A copy of our annual report on Form 10-K for the fiscal year ended March 31, 2009, and a copy of our quarterly report on Form 10-Q for the period ended September 30, 2009, as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules thereto, accompany the notice of this annual meeting, proxy statement and the related proxy card, but are not proxy solicitation material. We will furnish to any person whose proxy is being solicited, any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Joseph P. Macaluso at the Company address at 728 Garden Street, Carlstadt, NJ 07072.



                                            Sincerely,

                                            TEL-INSTRUMENT ELECTRONICS CORP



                                            /s/  Harold K. Fletcher
                                            -----------------------------------
                                                 Harold K. Fletcher
                                                 Chairman of the Board




         Carlstadt, New Jersey
         November 20, 2009

                        TEL-INSTRUMENT ELECTRONICS CORP.

                                      PROXY

                ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 16, 2009

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




          The undersigned hereby appoints Harold K. Fletcher and Jeffrey C. O'Hara each with full power to act without the other, and with full power of substitution as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Tel-Instrument Electronics Corp., that the undersigned would be entitled to vote, if personally present at the Annual Meeting for Stockholders to be held on December 16, 2009 or any adjournment thereof, upon such business as may properly come before the meeting, including the necessary items set forth below:

   1.   ELECTION OF DIRECTORS:

          NOMINEES RECOMMENDED BY THE DIRECTORS: Harold K. FIetcher; George J. Leon; Jeffrey C. O'Hara; Robert J. Melnick; Robert A. Rice; Robert H. Walker

          Mark One Box Only:
          ------------------

          |_|  FOR ALL NOMINEES (except as marked to the contrary below); or


          |_|  WITHHOLD AUTHORITY to vote for all Nominees.

          To withhold authority to vote for an individual Nominee, write that Nominee's name in the space below:


   2. RATIFY APPOINTMENT BY THE COMPANY OF BDO SEIDMAN, LLP AS THE REGISTERED INDEPENDENT PUBLICE ACCOUNTING FIRM FOR THE 2008 FISCAL YEAR

             |_|    For          |_|  Against               |_|   Abstain



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                     Dated: ____________________________, 2009




                                     __________________________________________
                                     Signature



                                     __________________________________________
                                     Signature if held jointly






               (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE)